ORCHID ISLAND CAPITAL ANNOUNCES

MARCH 2021 MONTHLY DIVIDEND AND

FEBRUARY 28, 2021 RMBS PORTFOLIO CHARACTERISTICS

•        March 2021 Monthly Dividend of $0.065 Per Share of Common Stock

•        RMBS Portfolio Characteristics as of February 28, 2021

•        Next Dividend Announcement Expected April 14, 2021

Vero Beach, Fla., March 17, 2021 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of March 2021. The dividend of $0.065 per share will be paid April 28, 2021, to holders of record of the Company’s common stock on March 31, 2021, with an ex-dividend date of March 30, 2021.  The Company plans on announcing its next common stock dividend on April 14, 2021.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of March 17, 2021, the Company had 94,321,365 shares of common stock outstanding. As of February 28, 2021, the Company had 85,121,365 shares of common stock outstanding. As of December 31, 2020, the Company had 76,073,317 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of February 28, 2021 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•        RMBS Valuation Characteristics

•        RMBS Assets by Agency

  Investment Company Act of 1940 (Whole Pool) Test Results
  Repurchase Agreement Exposure by Counterparty
  RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Feb 2021	Dec - Feb	Modeled	Modeled
					Net			Weighted	CPR	2021 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Mar)	in Mar)	(-50 BPS)(1)	(+50 BPS)(1)
Pass Through RMBS
15yr 2.5	$238,175	$253,790	6.55%	$106.56	2.50%	2.87%	2	174	2.41%	n/a	$4,295	$(4,998)
15yr 4.0	629	676	0.02%	107.58	4.00%	4.50%	34	122	8.05%	18.57%	8	(9)
15yr Total	238,804	254,466	6.56%	106.56	2.50%	2.88%	3	174	2.43%	18.57%	4,303	(5,007)
20yr 2.0	395,950	407,705	10.52%	102.97	2.00%	2.86%	3	237	3.26%	3.22%	6,322	(8,905)
20yr Total	395,950	407,705	10.52%	102.97	2.00%	2.86%	3	237	3.26%	3.22%	6,322	(8,905)
30yr 2.5	1,231,466	1,287,446	33.21%	104.55	2.50%	3.31%	4	354	4.52%	4.19%	25,433	(34,380)
30yr 3.0	846,209	919,714	23.72%	108.69	3.00%	3.48%	6	353	6.67%	7.14%	21,029	(24,742)
30yr 3.5	607,218	668,872	17.25%	110.15	3.50%	4.00%	15	339	19.91%	19.18%	10,390	(14,645)
30yr 4.0	176,155	198,298	5.11%	112.57	4.00%	4.51%	30	322	15.26%	19.26%	3,839	(4,375)
30yr 4.5	90,796	102,649	2.65%	113.05	4.50%	5.00%	21	335	30.97%	29.10%	1,142	(1,622)
30yr Total	2,951,844	3,176,979	81.94%	107.63	3.00%	3.62%	9	348	9.76%	10.92%	61,833	(79,764)
Total Pass Through RMBS	3,586,598	3,839,150	99.02%	107.04	2.86%	3.49%	8	324	8.55%	10.20%	72,458	(93,676)
Structured RMBS
Interest-Only Securities	238,355	33,354	0.86%	13.99	3.98%	4.57%	80	265	35.64%	40.44%	(3,881)	3,642
Inverse Interest-Only Securities	69,363	4,644	0.12%	6.69	3.74%	4.40%	42	312	27.54%	n/a	(214)	(264)
Total Structured RMBS	307,718	37,998	0.98%	12.35	3.93%	4.53%	71	276	33.81%	40.44%	(4,095)	3,378

Total Mortgage Assets	$3,894,316	$3,877,148	100.00%		2.94%	3.57%	13	320	10.55%	12.71%	$68,363	$(90,298)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures	$(50,000)	Dec-2021									$(250)	$250
Swaps	(855,000)	Apr-2026									(22,245)	22,245
5-Year Treasury Future	(69,000)	Mar-2021(2)									(2,200)	2,226
TBA	(828,000)	Feb-2021									(11,826)	17,986
Swaptions	(725,350)	Feb-2022									(5,564)	8,405
Yield Curve Spread Floor	(150,000)	Feb-2023									n/a	n/a
Hedge Total	$(2,677,350)										$(42,085)	$51,112
Rate Shock Grand Total											$26,278	$(39,186)

(1)    Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)    Five-year Treasury futures contracts were valued at prices of $123.97 at February 28, 2021.  The market value of the short position was $85.5 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value	Portfolio	Asset Category	Value	Portfolio
As of February 28, 2021			As of February 28, 2021
Fannie Mae	$3,074,228	79.3%	Non-Whole Pool Assets	$541,319	14.0%
Freddie Mac	802,920	20.7%	Whole Pool Assets	3,335,829	86.0%
Total Mortgage Assets	$3,877,148	100.0%	Total Mortgage Assets	$3,877,148	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of February 28, 2021	Borrowings	Debt	Rate	in Days	Maturity
Mirae Asset Securities (USA) Inc.	$383,034	10.3%	0.19%	93	8/5/2021
J.P. Morgan Securities LLC	382,688	10.2%	0.24%	28	7/21/2021
Mitsubishi UFJ Securities (USA), Inc	337,701	9.0%	0.22%	48	4/26/2021
Wells Fargo Bank, N.A.	335,569	8.9%	0.20%	36	4/23/2021
ASL Capital Markets Inc.	256,287	6.8%	0.18%	31	4/26/2021
RBC Capital Markets, LLC	227,580	6.1%	0.18%	74	5/24/2021
Cantor Fitzgerald & Co	223,019	5.9%	0.18%	59	5/13/2021
Citigroup Global Markets Inc	213,195	5.7%	0.18%	73	5/12/2021
Nomura Securities International, Inc.	209,661	5.6%	0.18%	58	5/13/2021
ED&F Man Capital Markets Inc	209,572	5.6%	0.20%	90	8/19/2021
Barclays Capital Inc	156,183	4.2%	0.18%	12	3/12/2021
Merrill Lynch, Pierce, Fenner & Smith	146,184	3.9%	0.19%	11	3/11/2021
ING Financial Markets LLC	123,519	3.3%	0.21%	45	4/14/2021
Daiwa Securities America Inc.	100,971	2.7%	0.19%	13	3/16/2021
ABN AMRO Bank N.V.	89,213	2.4%	0.18%	12	3/12/2021
South Street Securities, LLC	79,132	2.1%	0.26%	63	5/13/2021
Goldman, Sachs & Co.	75,447	2.0%	0.18%	78	5/17/2021
Bank of Montreal	65,733	1.8%	0.18%	11	3/11/2021
Lucid Cash Fund USG LLC	50,423	1.3%	0.23%	11	3/11/2021
Austin Atlantic Asset Management Co.	50,386	1.3%	0.21%	5	3/5/2021
J.V.B. Financial Group, LLC	34,319	0.9%	0.20%	55	4/26/2021
Total Borrowings	$3,749,816	100.0%	0.20%	49	8/19/2021

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400